Novocure (NVCR) company overview updated May 2016 Novocure (NVCR) company overview updated May 2016 Exhibit 99.1 forward-looking statements This presentation contains certain forward-looking statements with respect to the business of Novocure and certain of its plans and objectives, including with respect to the development and commercialization of its lead product candidate, Optune, for a number of oncology indications. These forward-looking statements can be identified in this presentation by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words “expect”, “intend”, “anticipate”, “plan”, “may”, “should”, “would”, “could” or other words of similar meaning. These statements are based on assumptions and assessments made by Novocure in light of industry experience and perception of historical trends, current conditions, expected future developments and other appropriate factors. By their nature, forward-looking statements involve risk and uncertainty, and Novocure's performance and financial results could differ materially from those expressed or implied in these forward-looking statements due to general financial, economic, regulatory and political conditions as well as more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on March 1, 2016, or in subsequent quarterly filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this presentation. Novocure assumes no obligation to update or correct the information contained in this presentation, whether as a result of new information, future events or otherwise, except to the extent legally required. The statements contained in this presentation are made as at the date of this presentation, unless some other time is specified in relation to them, and service of this presentation shall not give rise to any implication that there has been no change in the facts set out in this presentation since such date. Nothing contained in this presentation shall be deemed to be a forecast, projection or estimate of the future financial performance of Novocure, except where expressly stated. As of the date of this presentation, Optune is only FDA-approved for glioblastoma, or GBM, and its approval for other indications is not certain. Novocure can provide no assurances regarding market acceptance of Optune or its successful commercialization, and can provide no assurances regarding the company’s results of operations or financial condition in the future. This presentation is for informational purposes only and may not be relied upon in connection with the purchase or sale of any security. forward-looking statements This presentation contains certain forward-looking statements with respect to the business of Novocure and certain of its plans and objectives, including with respect to the development and commercialization of its lead product candidate, Optune, for a number of oncology indications. These forward-looking statements can be identified in this presentation by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words “expect”, “intend”, “anticipate”, “plan”, “may”, “should”, “would”, “could” or other words of similar meaning. These statements are based on assumptions and assessments made by Novocure in light of industry experience and perception of historical trends, current conditions, expected future developments and other appropriate factors. By their nature, forward-looking statements involve risk and uncertainty, and Novocure's performance and financial results could differ materially from those expressed or implied in these forward-looking statements due to general financial, economic, regulatory and political conditions as well as more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on March 1, 2016, or in subsequent quarterly filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this presentation. Novocure assumes no obligation to update or correct the information contained in this presentation, whether as a result of new information, future events or otherwise, except to the extent legally required. The statements contained in this presentation are made as at the date of this presentation, unless some other time is specified in relation to them, and service of this presentation shall not give rise to any implication that there has been no change in the facts set out in this presentation since such date. Nothing contained in this presentation shall be deemed to be a forecast, projection or estimate of the future financial performance of Novocure, except where expressly stated. As of the date of this presentation, Optune is only FDA-approved for glioblastoma, or GBM, and its approval for other indications is not certain. Novocure can provide no assurances regarding market acceptance of Optune or its successful commercialization, and can provide no assurances regarding the company’s results of operations or financial condition in the future. This presentation is for informational purposes only and may not be relied upon in connection with the purchase or sale of any security.

novocure

NOVEL, ANTI-MITOTIC SOLID TUMOR CANCER THERAPY

tumor treating fields

USED AS MONOTHERAPIES OR IN COMBINATION TO TREAT SOLID TUMORS FOR OVER 100 YEARS

SURGERY

- Most frequently employed employed therapy
- Reduces size of a tumor tumor prior to initiation of initiation of additional additional therapies

RADIATION

- Kills cells when delivered at delivered at high doses doses
- Injures healthy tissues with tissues with numerous numerous potential toxic toxic side effects

PHARMACOLOGICAL TREATMENTS

- Includes chemotherapy, chemotherapy, targeted targeted therapies and and immuno-oncology
- Limited by side effects effects
- Resistance often develops develops over time

TUMOR TREATING FIELDS (TTFIELDS)

- Low-intensity, alternating alternating electric fields fields
- Mild side effect profile profile
- No known resistance or or cumulative toxicity toxicity
- Can be used in combination combination with other other treatment modalities modalities
- Additive or synergistic with synergistic with radiation, radiation, chemotherapy, chemotherapy, and immunotherapy

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physical, observable mechanism of action Anti-mitotic mechanism of action is based on disruption of key electrically charged molecules essential to the mitotic process by which all cells divide Interference with these key molecules leads to cell death through multiple pathways For example, TTFields disrupts the formation of the mitotic spindle leading to arrested mitosis, abnormal chromosome segregation and subsequent apoptosis Blue staining is DAPI, highlighting DNA Red staining is for PH3, highlighting DNA binding proteins Green staining is for tubulin, highlighting the mitotic spindle Novocure data on file NSCLC cell control NSCLC cell with TTFields applied physical, observable mechanism of action Anti-mitotic mechanism of action is based on disruption of key electrically charged molecules essential to the mitotic process by which all cells divide Interference with these key molecules leads to cell death through multiple pathways For example, TTFields disrupts the formation of the mitotic spindle leading to arrested mitosis, abnormal chromosome segregation and subsequent apoptosis NSCLC cell control NSCLC cell with TTFields applied Blue staining is DAPI, highlighting DNA Red staining is for PH3, highlighting DNA binding proteins Green staining is for tubulin, highlighting the mitotic spindle Novocure data on file novocure™

TREATMENT DOES NOT HARM NORMAL CELL GROWTH

frequency tuned to specific cell types

EFFECTS ON CELLS ARE FREQUENCY SPECIFIC AND INVERSELY RELATED TO CELL SIZE

				
Normal Intestine	Pancreatic c Cancer	NSCLC	Ovarian Cancer	GBM
~50 kHz	150 kHz	150 kHz	200 kHz	200 kHz

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complementary to other treatment modalities

- Clinical pipeline focuses on studying TTFields in combination with current standards of care
- Pre-clinical studies have demonstrated that TTFields can offer additive or synergistic benefits in combination with radiation, chemotherapy and immunotherapy
- TTFields do not appear to increase the toxicity or other side effects when used with radiation or chemotherapy
- Recent pre-clinical data suggests that TTFields together with certain immune therapies, such as PD-1 inhibitors, might enhance tumor-fighting effects
  - TTFields did not adversely affect immune cell infiltration into tumors
  - TTFields applied to CD45+ cells did not inhibit immune function
  - TTFields with PD-1 inhibitors in an animal model of lung cancer resulted in decreased tumor volumes compared to sham controls or PD-1 alone



Tumor volume (mm³)
300
200
100
0
*
*
*
**
Control+Isotype
Control+αPD-1
TTFields+Isotype
TTFields+αPD-1

Giladi, M. et al. (2016, May). Alternating Electric Fields (TTFields) induce Immunogenic Cell Death Resulting in Enhanced Antitumor Efficacy When Combined With Anti-PD-1 Therapy. Poster session presented at the Annual Meeting of the American Association of Immunologists, Seattle, WA.

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non-invasive, portable delivery Battery or wall-powered electric field generator Single-use transducer arrays replaced 2–3 times a week Should be used at least 18 hours a day non-invasive, portable delivery Battery or wall-powered electric field generator Single-use transducer arrays replaced 2–3 times a week Should be used at least 18 hours a day second generation Optune system Half the size and weight of the first generation – weighing only 2.7 pounds CE marked and available in Europe PMA supplement filed with the FDA in December 2015; Responded to questions from the FDA in April 2016 Assuming no additional FDA comments or requests for information, plan to begin marketing in the U.S. in Q3 2016 second generation Optune system Half the size and weight of the first generation – weighing only 2.7 pounds CE marked and available in Europe PMA supplement filed with the FDA in December 2015; Responded to questions from the FDA in April 2016 Assuming no additional FDA comments or requests for information, plan to begin marketing in the U.S. in Q3 2016 extensive preclinical research 15+ years of research and multiple peer-reviewed publications Deep understanding of the underlying mechanism extensive preclinical research 15+ years of research and multiple peer-reviewed publications Deep understanding of the underlying mechanism [Images of Peer-Reviewed Publication Samples]

Initial FDA approval in 2011 Monotherapy treatment for recurrent glioblastoma (GBM) Overall survival times for patients treated with TTFields alone and active chemotherapy were 6.6 months and 6.0 months, respectively Patient compliance is important for successful outcomes Long-term follow-up indicated that 8% of patients had long-term survival at 48 months compared to no long-term survivors in chemotherapy-alone control arm Kaplan Meier estimate of 4-year survival in compliant patients was 11% glioblastoma – our first commercial indication OPTUNE (n=120) CHEMOTHERAPY (n=117) Median OS, months 6.6 6.0 HR and p value HR=0.86, p=0.27 4-year survival 8% 0% glioblastoma – our first commercial indication Initial FDA approval in 2011 Monotherapy treatment for recurrent glioblastoma (GBM) Overall survival times for patients treated with TTFields alone and active chemotherapy were 6.6 months and 6.0 months, respectively Patient compliance is important for successful outcomes Long-term follow-up indicated that 8% of patients had long-term survival at 48 months compared to no long-term survivors in chemotherapy-alone control arm Kaplan Meier estimate of 4-year survival in compliant patients was 11% OPTUNE(n=120) CHEMOTHERAPY(n=117) Median OS, months 6.6 6.0 HR and p value HR=0.86, p=0.27 4-year survival8% 0% Overall survival (months) 0 2 4 6 8 10 12 7.8 4.5 >18 hours < 18hours Time on therapy per day combination therapy for newly diagnosed GBM EF-14 phase 3 pivotal trial initiated in 2009 A prospective, multicenter trial of TTFields together with temozolomide compared to temozolomide alone in patients with newly diagnosed GBM 80 centers; 695 newly diagnosed GBM patients randomized 2:1 (TTFields plus TMZ vs TMZ alone) Treated until second progression or 24 months Pre-specified interim analysis 18 months after enrollment of the 315th patient Endpoints: Primary endpoint — PFS (intent to treat) Secondary endpoint — OS (as treated) combination therapy for newly diagnosed GBM EF-14 phase 3 pivotal trial initiated in 2009 A prospective, multicenter trial of TTFields together with temozolomide compared to temozolomide alone in patients with newly diagnosed GBM 80 centers; 695 newly diagnosed GBM patients randomized 2:1 (TTFields plus TMZ vs TMZ alone) Treated until second progression or 24 months Pre-specified interim analysis 18 months after enrollment of the 315th patient Endpoints: Primary endpoint — PFS (intent to treat) Secondary endpoint — OS (as treated) surgery / biopsy RT (45–70 Gy) / TMZ enrollment window (4–7 weeks after RT) randomization 2:1 TTFields + TMZ MRI q2m until progression MRI q2m until progression MRI q2m until progression TTFields + second line chemo second line chemo surgery / biopsy RT (45–70 Gy ) / TMZ enrollment window (4–7 weeks after RT) randomization 2:1 TTFields + TMZ TMZ MRI q2m until progression MRI q2m until progression TTFields + second line chemo second l ine chemo intent-to-treat population EF-14 progression free survival TTFIELDS + TMZ (n=210) TMZ ALONE (n=105) Median PFS, months 7.2 4.0 HR and p value HR=0.62, p=0.001 intent-to-treat population EF-14 progression free survival TTFIELDS + TMZ (n=210) TMZ ALONE (n=105) Median PFS, months 7.2 4.0 HR and p value HR=0.62, p=0.001 Fraction 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 3 6 9 12 15 18 21 24 27 30 Progression Free Survival from Randomization (Months)

as-treated population EF-14 overall survival TTFIELDS + TMZ (n=196) TMZ ALONE (n=84) Median OS, months 20.5 15.6 HR and p value HR=0.66, p=0.004 2-year survival 48% 32% p value p=0.0058 as-treated population EF-14 overall survival -TTFIELDS + TMZ (n=196)-TMZ ALONE (n=84) Median OS, months-20.5-15.6 HR and p value-HR=0.66, p=0.004 2-year survival-48%-32% p value-p=0.0058 Fraction 0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 0.8 0.9 1.0 0 6 12 18 24 30 36 42 48 54 60 Overall Survival from Randomization (Months) – 1: TTFields / TMZ – 2: TMZ Alone

FDA approval on October 5, 2015 combination treatment for newly diagnosed GBM Indications For Use Optune is intended as a treatment for adult patients (22 years of age or older) with histologically-confirmed glioblastoma multiforme (GBM). Optune with temozolomide is indicated for the treatment of adult patients with newly diagnosed, supratentorial glioblastoma following maximal debulking surgery, and completion of radiation therapy together with concomitant standard of care chemotherapy. For the treatment of recurrent GBM, Optune is indicated following histologically-or radiologically-confirmed recurrence in the supratentorial region of the brain after receiving chemotherapy. The device is intended to be used as a monotherapy, and is intended as an alternative to standard medical therapy for GBM after surgical and radiation options have been exhausted. Important Safety Information Contraindications Do not use Optune in patients with an active implanted medical device, a skull defect (such as, missing bone with no replacement), or bullet fragments. Use of Optune together with implanted electronic devices has not been tested and may theoretically lead to malfunctioning of the implanted device. Use of Optune together with skull defects or bullet fragments has not been tested and may possibly lead to tissue damage or render Optune ineffective. Do not use Optune in patients that are known to be sensitive to conductive hydrogels. In this case, skin contact with the gel used with Optune may commonly cause increased redness and itching, and rarely may even lead to severe allergic reactions such as shock and respiratory failure. Warnings and Precautions Optune can only be prescribed by a healthcare provider that has completed the required certification training provided by Novocure (the device manufacturer). Do not prescribe Optune for patients that are pregnant, you think might be pregnant or are trying to get pregnant, as the safety and effectiveness of Optune in these populations have not been established. The most common (≥10%) adverse events involving Optune in combination with temozolomide were thrombocytopenia, nausea, constipation, vomiting, fatigue, medical device site reaction, headache, convulsions, and depression. The most common (≥10%) adverse events seen with Optune monotherapy were medical device site reaction and headache. The following adverse reactions were considered related to Optune when used as monotherapy: medical device site reaction, headache, malaise, muscle twitching, fall and skin ulcer. Use of Optune in patients with an inactive implanted medical device in the brain has not been studied for safety and effectiveness, and use of Optune in these patients could lead to tissue damage or lower the chance of Optune being effective. If the patient has an underlying serious skin condition on the scalp, evaluate whether this may prevent or temporarily interfere with Optune treatment * The median was the point where half of the patients in a group had not shown evidence of their tumor progressing. * The median was the point where half of the patients in a group were still alive. combination treatment for newly diagnosed GBM FDA approval on October 5, 2015 Indications For Use Optune is intended as a treatment for adult patients (22 years of age or older) with histologically-confirmed glioblastoma multiforme (GBM). Optune with temozolomide is indicated for the treatment of adult patients with newly diagnosed, supratentorial glioblastoma following maximal debulking surgery, and completion of radiation therapy together with concomitant standard of care chemotherapy. For the treatment of recurrent GBM, Optune is indicated following histologically-or radiologically-confirmed recurrence in the supratentorial region of the brain after receiving chemotherapy. The device is intended to be used as a monotherapy, and is intended as an alternative to standard medical therapy for GBM after surgical and radiation options have been exhausted. Important Safety Information Contraindications Do not use Optune in patients with an active implanted medical device, a skull defect (such as, missing bone with no replacement), or bullet fragments. Use of Optune together with implanted electronic devices has not been tested and may theoretically lead to malfunctioning of the implanted device. Use of Optune together with skull defects or bullet fragments has not been tested and may possibly lead to tissue damage or render Optune ineffective. Do not use Optune in patients that are known to be sensitive to conductive hydrogels. In this case, skin contact with the gel used with Optune may commonly cause increased redness and itching, and rarely may even lead to severe allergic reactions such as shock and respiratory failure. Warnings and Precautions Optune can only be prescribed by a healthcare provider that has completed the required certification training provided by Novocure (the device manufacturer). Do not prescribe Optune for patients that are pregnant, you think might be pregnant or are trying to get pregnant, as the safety and effectiveness of Optune in these populations have not been established. The most common (≥10%) adverse events involving Optune in combination with temozolomide were thrombocytopenia, nausea, constipation, vomiting, fatigue, medical device site reaction, headache, convulsions, and depression. The most common (≥10%) adverse events seen with Optune monotherapy were medical device site reaction and headache. The following adverse reactions were considered related to Optune when used as monotherapy: medical device site reaction, headache, malaise, muscle twitching, fall and skin ulcer. Use of Optune in patients with an inactive implanted medical device in the brain has not been studied for safety and effectiveness, and use of Optune in these patients could lead to tissue damage or lower the chance of Optune being effective. If the patient has an underlying serious skin condition on the scalp, evaluate whether this may prevent or temporarily interfere with Optune treatment OPTUNE Median Progression – Free Survival TMZ 4 Months 3.2 Months Longer OPTUNE + TMZ 7.2 Months The median was the point where half of the patients in a group had not shown evidence of their progressing. Median Survival TMZ 15.6 Months 4.9 Months Longer OPTUNE + TMZ 20.2 MONTHS The Median was the point where half of the patients in a group were still alive. OPTUNE + TMZ PATIENTS 48% LIVED 2 YEARS OR LONGER direct to patient distribution model Physician sends prescription order to Novocure Physician or Novocure uses NovoTAL System to create array placement map Novocure delivers Optune to home and trains patient/family Novocure provides 24/7 tech support and supplies transducer arrays Novocure bills third-party payer and patient1 for each month of therapy Physician sees patient for regular compliance monitoring and follow-up appointments PHYSICIAN ECONOMICS Physician can bill for incremental services Physician does not have to buy and hold inventory Physician does not take on reimbursement risk for Optune therapy 1 Subject to patient assistance programs direct to patient distribution model Physician sends prescription order to Novocure Physician or Novocure uses NovoTAL System to create array placement map Novocure delivers Optune to home and trains patient/family Novocure provides 24/7 tech support and supplies transducer arrays Novocure bills third-party payer and patient1 for each month of therapy Physician sees patient for regular compliance monitoring and follow-up appointments 1 Subject to patient assistance programs PHYSICIAN ECONOMICS Physician can bill for incremental services Physician does not have to buy and hold inventory Physician does not take on reimbursement risk for Optune therapy novocure™

global operating statistics

	Q1 2016	Q1 2015	% GROWTH	Q4 2015	% GROWTH
Prescriptions	755	437	73%	557	36%
United States	684	411	66%	499	37%
Germany, Switzerland and other EMEA Market	71	26	173%	56	27%
Japan	-	-	n/a	2	n/a
Active patients at period end	797	372	114%	605	32%
United States	699	347	101%	529	32%
Germany, Switzerland and other EMEA Market	98	25	292%	74	32%
Japan	-	-	n/a	2	n/a

- Growth driven primarily by commercial activities in the U.S. after the October 2015 FDA approval of Optune for the treatment of newly diagnosed GBM, increased commercial activities in Germany, and enhanced awareness of Optune following the December 2015 publication of EF-14 phase 3 pivotal trial results in JAMA
- Increase in active patients driven both by prescription growth and by an increase in the percentage of newly diagnosed GBM patients who started Optune in prior periods

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significant active patient growth Global active patients at period end >360% ACTIVE PATIENT GROWTH Global certified centers 168 212 262 309 367 492 Global sales colleagues 14 17 19 30 33 44 Nov. 2014 EF-14 presentation Oct. 2015 FDA approval significant active patient growth Global active patients at period end >360% ACTIVE PATIENT GROWTH 0 100 200 300 400 500 600 700 800 900 172 179 225 Nov. 2014 EF-14 presentation 372 425 468 605 Oct. 2015 FDA approval 797 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Global certified centers 168 212 262 309 367 492 Global sales colleagues 14 17 19 30 33 44 active patients drive revenue Increase or decrease in active patients in any given period reflects the number of new patients less the number of patients discontinuing therapy The conversion of prescriptions to new patients is driven by the prescription fill rate and the time to fill the prescription The rate of patients discontinuing therapy is determined by the treatment duration for patients starting therapy in prior periods active patients drive revenue Increase or decrease in active patients in any given period reflects the number of new patients less the number of patients discontinuing therapy The conversion of prescriptions to new patients is driven by the prescription fill rate and the time to fill the prescription The rate of patients discontinuing therapy is determined by the treatment duration for patients starting therapy in prior periods Active Patients at prior period end Prescriptions in period Prescriptions from prior period filled in period Prescriptions from period not yet filled Patients discontinuing therapy in period Active patients at period end established reimbursement history Increased covered lives by 68 million people in the U.S. from January 1 through May 1, 2016 Appealing Medicare fee-for-service denials, impacting about 20-25% of U.S. active patient population Pursuing defined reimbursement in Germany and Switzerland 19 U.S. PAYERS >112 MILLION COVERED LIVES established reimbursement history Increased covered lives by 68 million people in the U.S. from January 1 through May 1, 2016 Appealing Medicare fee-for-service denials, impacting about 20-25% of U.S. active patient population Pursuing defined reimbursement in Germany and Switzerland 19 U.S. PAYERS >112 MILLION COVERED LIVES

selected financial highlights U.S. DOLLARS IN THOUSANDS Q1 2016 Q1 2015 % GROWTH Net revenues 13,053 5,208 151% Cost of revenues 7,982 3,897 105% Gross profit 5,071 1,311 287% Research, development and clinical trials 11,445 9,927 15% Sales and marketing 13,308 6,355 109% General and administrative 12,256 6,975 76% Total operating costs and expenses 37,009 23,257 59% Operating income (loss) (31,938) (21,946) 46% Financial expenses, net 549 591 -7% Income (loss) before income taxes (32,487) (22,537) 44% Income tax expense 2,950 736 301% Net income (loss) (35,437) (23,273) 52% Cash and cash equivalents 115,932 74,218 Short-term investments 119,842 21,998 selected financial highlights U.S. DOLLARS IN THOUSANDSQ1 2016Q1 2015% GROWTH Net revenues13,053 5,208 151% Cost of revenues 7,982 3,897 105% Gross profit5,071 1,311 287% Research, development and clinical trials11,445 9,927 15% Sales and marketing 13,308 6,355 109% General and administrative 12,256 6,975 76% Total operating costs and expenses 37,009 23,257 59% Operating income (loss) (31,938)(21,946)46% Financial expenses, net549591-7% Income (loss) before income taxes(32,487)(22,537)44% Income tax expense2,950736301% Net income (loss)(35,437)(23,273)52% Cash and cash equivalents 115,932 74,218 Short-term investments119,84221,998 total addressable GBM market >$2.5B United States 12,500 GBM incidence 9,300 medically eligible for treatment $1.2 Billion TAM Target EU Markets 13,500 GBM incidence 10,000 medically eligible for treatment $1.3 Billion TAM Japan 1,500 GBM incidence 1,100 medically eligible for treatment $139 Million TAM Assumes net collections of 14,000 USD equivalent per month of therapy Assumes average treatment duration of 9 months (median treatment duration in the EF-14 trial) Medically eligible populations are management estimates total addressable GBM market >$2.5B United States 12,500 GBM incidence 9,300 medically eligible for treatment $1.2 Billion TAM Target EU Markets 13,500 GBM incidence10,000 medically eligible for treatment $1.3 Billion TAM Japan 1,500 GBM incidence 1,100 medically eligible for treatment $139 Million TAM Assumes net collections of 14,000 USD equivalent per month of therapy Assumes average treatment duration of 9 months (median treatment duration in the EF-14 trial) Medically eligible populations are management estimates broad applicability to solid tumors broad applicability to solid tumors INDIVATIONS IN-VITRO EVIDENCE IN-VIVO EVIDENCE FIRST IN HUMAN EVIDENCE Glioblastoma Malignant melanoma Non-small cell lung cancer Pancreatic cancer Breast Cancer Mesothelioma Ovarian carcinoma Renal adenocarcinoma Cervical cancer Colorectal carcinoma Gastric adenocarcinoma Hepatocelluar carcinoma Small cell lung cancer Urinary transitional cell carcinoma multiple ongoing clinical trials multiple ongoing clinical trials PRE-CLINICAL PHASE 2 PILOT PHASE 3 PIVOTAL MARKETED EXPECTED NEXT MILESTONE INDICATIONS Recurrent GBM with optune Newly Diagnosed GBM with optune Brain Metastases NSCLC Pancreatic Cancer Mesothelioma Trial expected to open in 2016 METIS trial frist patient in 2016 LUNAR trial frist patient in 2016 PANOVA trial 2nd cohort last patient in 2016 INNOVATE trial last patient in 2016 STELLAR trial last patient in 2016 non-small cell lung cancer phase 2 EF-15 trial Open label study (n=41) of TTFields at 150 kHz in combination with pemetrexed for advanced non-small cell lung cancer Trial results published in Lung Cancer1 in July 2013 EFFICACY ENDPOINTS TTFIELDS WITH PEMETREXED PEMETREXED-ALONE HISTORICAL CONTROL 2 Median in-field PFS 6.5 months n/a Median PFS 5 months 2.9 months Median OS 13.8 months 8.3 months One-year survival rate 57% 29.7% Partial response rate 14.6% 9.1% 1 Pless M, et al. A phase I/II trial of Tumor Treating Fields (TTFields) therapy in combination with pemetrexed for advanced non-small cell lung cancer. Lung Cancer (2013) 2 Hanna N, Shepherd FA, Fossella FV, Pereira JR, De Marinis F, von Pawel J, et al.Randomized phase III trial of pemetrexed versus docetaxel in patients with non-small-cell lung cancer previously treated with chemotherapy. J Clin Oncol2004;22(9):1589–97 non-small cell lung cancer phase 2 EF-15 trial Open label study (n=41) of TTFields at 150 kHz in combination with pemetrexed for advanced non-small cell lung cancer Trial results published in Lung Cancer1 in July 2013 EFFICACY ENDPOINTSTTFIELDS WITH PEMETREXEDPEMETREXED-ALONE HISTORICAL CONTROL Median in-field PFS 6.5 monthsn/a Median PFS5 months 2.9 months Median OS 13.8 months8.3 months One-year survival rate57%29.7% Partial response rate14.6%9.1% 1 Pless M, et al. A phase I/II trial of Tumor Treating Fields (TTFields) therapy in combination with pemetrexed for advanced non-small cell lung cancer. Lung Cancer (2013) 2 Hanna N, Shepherd FA, Fossella FV, Pereira JR, De Marinis F, von Pawel J, et al.Randomized phase III trial of pemetrexed versus docetaxel in patients with non-small-cell lung cancer previously treated with chemotherapy. J Clin Oncol2004;22(9):1589–97 pancreatic cancer phase 2 PANOVA trial Open label study (n=20) of TTFields at 150 kHz with gemcitabine for front-line therapy of advanced pancreatic adenocarcinoma Second cohort (n=20) of TTFields at 150 kHz with gemcitabine plus nab-paclitaxel for front-line therapy of advanced pancreatic adenocarcinoma First cohort results presented at ASCO GI in January 2016 EFFICACY ENDPOINTS TTFIELDS WITH GEMCITABINE GEMCITABINE-ALONE HISTORICAL CONTROL 1 Median PFS 8.3 months 3.7 months Median OS 14.9 months 6.7 months One-year survival rate 55% 22% Partial response rate 30% 7% Stable disease 30% 33% 1 Increased Survival in Pancreatic Cancer with nab-Paclitaxel plus Gemcitabine, The New England Journal of Medicine, October 2013, DOI: 10.1056/NEJMoa1304369 pancreatic cancer phase 2 PANOVA trial Open label study (n=20) of TTFields at 150 kHz with gemcitabine for front-line therapy of advanced pancreatic adenocarcinoma Second cohort (n=20) of TTFields at 150 kHz with gemcitabine plus nab-paclitaxel for front-line therapy of advanced pancreatic adenocarcinoma First cohort results presented at ASCO GI in January 2016 EFFICACY ENDPOINTS TTFIELDS WITH GEMCITABINEGEMCITABINE-ALONE HISTORICAL CONTROL Median PFS 8.3 months 3.7 months Median OS 14.9 months6.7 months One-year survival rate 55% 22% Partial response rate 30% 7% Stable disease 30% 33% 1 Increased Survival in Pancreatic Cancer with nab-Paclitaxel plus Gemcitabine, The New England Journal of Medicine, October 2013, DOI: 10.1056/NEJMoa1304369

anticipated 2016 milestones Increase positive coverage policies of Optune INNOVATE phase 2 pilot trial last patient in PANOVA phase 2 pilot trial last patient in NCCN guidelines update METIS phase 3 pivotal trial first patient in LUNAR phase 3 pivotal trial first patient in FDA approval of second generation Optune system Japanese approval for newly diagnosed GBM anticipated 2016 milestones Increase positive coverage policies of Optune INNOVATE phase 2 pilot trial last patient in PANOVA phase 2 pilot trial last patient in NCCN guidelines update METIS phase 3 pivotal trial first patient in LUNAR phase 3 pivotal trial first patient in FDA approval of second generation Optune system Japanese approval for newly diagnosed GBM